EXHIBIT 10.3
                                                                    ------------

                              SETTLEMENT AGREEMENT

                  Agreement made and entered into this 13th day of July 2001, by and between Heidelberger Druckmaschinen Aktiengesellschaft, a corporation organized and existing under the laws of Germany, having an office and place of business at Kurfuerstenanlaga 52-60, DE-69115 Heidelberg, Germany (hereinafter referred to as "HEIDELBERG") and Presstek, Inc., a corporation organized and existing under the laws of the State of Delaware, USA, having an office and place of business at 55 Executive Drive, Hudson, New Hampshire 03051-3907, (hereinafter referred to as "PRESSTEK").

                                    STATEMENT

                  PRESSTEK and HEIDELBERG are parties to an arbitration proceeding being conducted pursuant to the auspices of the International Chamber of Commerce, Court of Arbitration, [CONFIDENTIAL TREATMENT REQUESTED] /*/ (hereinafter "the Arbitration"). HEIDELBERG and PRESSTEK have now resolved by agreement all claims and counterclaims presented in the Arbitration, except that the parties' resolution of PRESSTEK's claims against HEIDELBERG based on U.S. Patent No. B1 5,163,368 and U.S. Patent No. B1 5,174,205 and their counterparts in other countries (the `368 and `205 Patents) are contingent on future events.

                  As to the `368 and `205 Patents, PRESSTEK is presently involved in a patent infringement action in the U.S. District Court for the District of Delaware, Civil Action No. 99 Civ. 525 (GMS) (the "Delaware Action") with Creo Products, Inc. of Canada, HEIDELBERG's vendor for the imaging system for the Heidelberg Speedmaster 74-DI press currently on sale (the "SM74-DI"), the press which is the

/*/ [CONFIDENTIAL TREATMENT REQUESTED] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE COMMISSION PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES AND EXCHANGE ACT OF 1934, AS AMENDED.

subject of PRESSTEK's `368 and `205 Patent claims in the Arbitration. The Delaware Action was tried from June 25 to June 30, 2001.

                  The parties are entering into this Settlement Agreement to set forth the terms of their resolution of all issues in the Arbitration and all other claims between them arising out of events that have occurred prior to the date of the Settlement Agreement.

                  Now, therefore, in consideration of the mutual promises herein contained, the parties agree as follows:

                  1. All claims and counterclaims in the Arbitration shall be dismissed, with prejudice, each party to bear its own costs. Except and only to the extent as provided in paragraph 2 below, the parties hereby release and discharge one another from all such claims and counterclaims and shall exchange general releases of all claims, other than payments due and warranty claims arising out of PRESSTEK's sale of products to HEIDELBERG in the normal course of business. The parties will consult with the Chairman of the Arbitral Tribunal to obtain guidance as to the appropriate procedure to terminate the Arbitration and will take such reasonable steps as recommended by the Chairman of the Arbitral Tribunal.

                  2. As to PRESSTEK's claims against HEIDELBERG with respect to infringement of the `368 and `205 Patents, the parties agree that resolution of such claims will await resolution of the issues of validity and infringement in the Delaware Action, including any appeal from the decision of the District Court in the Delaware Action. Upon final decision of the issues of validity and infringement in the Delaware Action, if one or more claims of the `368 and/or `205 Patents are held valid and infringed by the Heidelberg SM74-DI press, then HEIDELBERG shall [CONFIDENTIAL TREATMENT REQUESTED] /*/ in full satisfaction of such claims. PRESSTEK's claims against HEIDELBERG with respect to infringement of the `368 and `205 Patents shall be released and discharged upon such payment or upon any dismissal of the claims pursuant to a settlement or otherwise. [CONFIDENTIAL TREATMENT REQUESTED] /*/. PRESSTEK agrees that, conditioned upon [CONFIDENTIAL TREATMENT REQUESTED] /*/ PRESSTEK will take no action to enjoin the manufacture, use, sale or offer for sale of the SM74-DI press by HEIDELBERG, one of its distributors or its customers.

                  3 The non-compete provisions of the Master Agreement between the parties effective January 1, 1991 contained in Par. 9 of the Master Agreement as amended in Par. 1(b) of Memorandum of Performance No. 3, dated April 27, 1993, are hereby unconditionally terminated.

/*/ [CONFIDENTIAL TREATMENT REQUESTED] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE COMMISSION PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES AND EXCHANGE ACT OF 1934, AS AMENDED.

                  4. With respect to the dispute between the parties in the Arbitration concerning ownership of certain patents filed by HEIDELBERG, the parties agree as follows:


                           a. The term "Disputed Patents", as used in this
                  paragraph, shall refer to all patents and patent applications identified in Exhibit A attached hereto, as well as any patents or patent applications filed in other countries corresponding (i.e., having the same priority) to those patents and applications, including any divisions, re-issues, or re-examinations thereof.

                           b. All patents and patent applications based on
                  HEIDELBERG Patent File No. [CONFIDENTIAL TREATMENT REQUESTED] /*/ shall be assigned to PRESSTEK by HEIDELBERG by executing an Assignment in the appropriate form.

                           c. With respect to Item 10 on Exhibit A, PRESSTEK
                  hereby grants to HEIDELBERG, and, with respect to Items 1 through 9 on Exhibit A, HEIDELBERG hereby grants to PRESSTEK, a non-cancelable, non-exclusive, paid-up license, including the right to grant sub-licenses to each party's vendors, customers, and licensees for the life of all such Disputed Patents.

                  5. a. PRESSTEK hereby grants to HEIDELBERG a paid-up, non-exclusive license under PRESSTEK's trade secrets and know-how, heretofore communicated to HEIDELBERG, to make, use, sell, lease,

                  /*/ [CONFIDENTIAL TREATMENT REQUESTED] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE COMMISSION PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES AND EXCHANGE ACT OF 1934, AS AMENDED.

                   or otherwise dispose of the HEIDELBERG [CONFIDENTIAL TREATMENT REQUESTED] /*/.

                           b. PRESSTEK hereby [CONFIDENTIAL TREATMENT REQUESTED]
                  /*/ HEIDELBERG or its customers based on their use of HEIDELBERG printing press products, under [CONFIDENTIAL TREATMENT REQUESTED] /*/.


                  6. a. PRESSTEK and HEIDELBERG shall enter into a new Confidentiality Agreement in the form attached hereto as Exhibit B.

                           b. Except for HEIDELBERG's royalty obligations with
                  respect to the Quickmaster 46 DI product, the parties hereby release and discharge one another from any and all claims based on the use of confidential information, trade secrets, and know-how exchanged between the parties under their pre-existing Confidentiality and Non-Disclosure Agreements prior to the date of this Settlement Agreement. All confidential information exchanged subsequent to the date of this Settlement Agreement shall hereafter be governed by the terms and conditions of the attached Confidentiality Agreement.

                  7. The provisions of Paragraph 5b., c. and d. of the Master Agreement between the parties effective January 1, 1991 relating to ownership and enforcement of intellectual property, and any other agreements existing between the parties that provide for the assignment of intellectual property from HEIDELBERG to

/*/ [CONFIDENTIAL TREATMENT REQUESTED] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE COMMISSION PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES AND EXCHANGE ACT OF 1934, AS AMENDED.

                  PRESSTEK, and any rights thereunder, are hereby terminated as of the date of this Settlement Agreement. Upon execution of this Settlement Agreement, HEIDELBERG no longer will have any obligation to assign any intellectual property to PRESSTEK, except as provided in paragraph 4 herein.

                  8. As to the dispute between the parties concerning the DI trademark:

                           a. All trademark applications and trademark
                  registrations filed by or on behalf of HEIDELBERG or its related companies for the DI trademark per se (i.e., DI without other HEIDELBERG trademarks) shall be assigned to PRESSTEK by filing appropriate documentation in each respective country. HEIDELBERG shall not hereafter file any trademark application for, or otherwise obtain trademark registration for, the trademark DI per se (i.e., without other Heidelberg trademarks), and if it does so, such applications and/or registrations shall be assigned to PRESSTEK.

                           b. PRESSTEK shall grant a trademark license to
                  HEIDELBERG to use the DI trademark in connection with its press and imaging products (excluding printing plates) by executing, simultaneously with the execution of this Settlement Agreement, a Trademark License Agreement in the form attached hereto as Exhibit C. HEIDELBERG shall have the right, as provided in such Trademark License Agreement, to use the DI trademark in combination with other Heidelberg trademarks (such as SPEEDMASTER-DI) and to own in its own name trademark applications and registrations for such composite trademarks.

                  9. HEIDELBERG shall pay PRESSTEK U.S. $750,000, payable on December 1, 2001.

                  10. PRESSTEK agrees that if HEIDELBERG uses technology covered by PRESSTEK patents (other than plate technology) for use in other HEIDELBERG direct imaging projects, PRESSTEK will not take legal action for infringement of such patents until 90 days after it has given HEIDELBERG written notice of the alleged infringement of such patents. PRESSTEK agrees that during such 90-day period it shall enter into formal mediation procedures with HEIDELBERG in an attempt to reach agreement on a license to HEIDELBERG for such patents which PRESSTEK alleges are infringed. Such mediation shall be conducted in accordance with the Commercial Mediation Rules of the American Arbitration Association and shall occur in New York, New York in English. If agreement cannot be reached based on mediation during such 90-day period, PRESSTEK shall be free, after such 90-day period, to take such action as it deems appropriate and shall have all rights and remedies provided by law.

                  11. The license from PRESSTEK to HEIDELBERG with respect to the Heidelberg Quickmaster 46 DI press shall be non-exclusive and royalties pursuant to such license shall be at the rates provided below for imaging kits delivered during the periods indicated below:

                        a. until April 30, 2002, including all Quickmaster
                           46DI kits currently on order - U.S. [CONFIDENTIAL TREATMENT REQUESTED] /*/ per kit;

                        b. from May 1, 2002 - U.S. [CONFIDENTIAL TREATMENT
                           REQUESTED] /*/ per kit.

/*/ [CONFIDENTIAL TREATMENT REQUESTED] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE COMMISSION PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES AND EXCHANGE ACT OF 1934, AS AMENDED.

                  12. The parties shall jointly issue a press release concerning the settlement of the Arbitration in a form agreed to between the parties.

                  13. This Settlement Agreement shall be executed in duplicate originals by the parties and shall be first delivered by facsimile. The execution of this Settlement Agreement by the parties and delivery thereof by facsimile shall be valid and binding as of the Effective Date which will be inserted in the preamble. Within 30 days after facsimile execution, the parties shall deliver and exchange fully executed originals of the Settlement Agreement.

                  IN WITNESS WHEREOF, the parties have caused this Settlement Agreement to be executed by their duly authorized representatives.

                                 Presstek, Inc.


                                 By:  /s/ Robert Hallman

                                 Title:  CEO

                                 Date:  7/25/01




                                 Heidelberger Druckmaschinen Aktiengesellschaft

                                 By:  /s/ Wirnt Galster

                                 Title:  General Counsel

                                 Date:  7/26/01

      1.   U.S. Patent No. [CONFIDENTIAL TREATMENT REQUESTED] /*/
           Japanese Patent Doc. No. [CONFIDENTIAL TREATMENT REQUESTED] /*/ German Patent Doc. No. [CONFIDENTIAL TREATMENT REQUESTED] /*/
           Title:   [CONFIDENTIAL TREATMENT REQUESTED] /*/
           Inventor(s): [CONFIDENTIAL TREATMENT REQUESTED] /*/



      2.   U.S. Patent No. [CONFIDENTIAL TREATMENT REQUESTED] /*/
           Japanese Patent Doc. No. [CONFIDENTIAL TREATMENT REQUESTED] /*/ German Patent Doc. No. [CONFIDENTIAL TREATMENT REQUESTED] /*/ European Patent Doc. No. [CONFIDENTIAL TREATMENT REQUESTED] /*/
           Title:   [CONFIDENTIAL TREATMENT REQUESTED] /*/
           Named Inventor(s): [CONFIDENTIAL TREATMENT REQUESTED] /*/



      3.   U.S. Patent No. [CONFIDENTIAL TREATMENT REQUESTED] /*/
           Japanese Patent Doc. No. [CONFIDENTIAL TREATMENT REQUESTED] /*/ German Patent Doc. No. [CONFIDENTIAL TREATMENT REQUESTED] /*/ European Patent Doc. No. [CONFIDENTIAL TREATMENT REQUESTED] /*/
           Title:   [CONFIDENTIAL TREATMENT REQUESTED] /*/
           Named Inventor(s): [CONFIDENTIAL TREATMENT REQUESTED] /*/



      4.   U.S. Patent No. [CONFIDENTIAL TREATMENT REQUESTED] /*/
           Japanese Patent Doc. No. [CONFIDENTIAL TREATMENT REQUESTED] /*/ German Patent Doc. No. [CONFIDENTIAL TREATMENT REQUESTED] /*/
           Great Britain Patent Doc. No. [CONFIDENTIAL TREATMENT REQUESTED] /*/
           Title:   [CONFIDENTIAL TREATMENT REQUESTED] /*/
           Named Inventor(s): [CONFIDENTIAL TREATMENT REQUESTED] /*/



                                    EXHIBIT A

/*/ [CONFIDENTIAL TREATMENT REQUESTED] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE COMMISSION PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES AND EXCHANGE ACT OF 1934, AS AMENDED.

    5.   U.S. Patent No. [CONFIDENTIAL TREATMENT REQUESTED] /*/
         Japanese Patent Doc. No. [CONFIDENTIAL TREATMENT REQUESTED] /*/ German Patent Doc. No. [CONFIDENTIAL TREATMENT REQUESTED] /*/
         Title:   [CONFIDENTIAL TREATMENT REQUESTED] /*/
         Named Inventor(s): [CONFIDENTIAL TREATMENT REQUESTED] /*/


    6.   U.S. Patent No. [CONFIDENTIAL TREATMENT REQUESTED] /*/
         German Patent Doc. No. [CONFIDENTIAL TREATMENT REQUESTED] /*/
         Title:   [CONFIDENTIAL TREATMENT REQUESTED] /*/
         Named Inventor(s): [CONFIDENTIAL TREATMENT REQUESTED] /*/


    7. U.K. Patent Doc. No. [CONFIDENTIAL TREATMENT REQUESTED] /*/ Japanese Patent Doc. No. [CONFIDENTIAL TREATMENT REQUESTED] /*/
         Title:   [CONFIDENTIAL TREATMENT REQUESTED] /*/
         Inventor(s): [CONFIDENTIAL TREATMENT REQUESTED] /*/


    8.   German Patent No. [CONFIDENTIAL TREATMENT REQUESTED] /*/
         Title: [CONFIDENTIAL TREATMENT REQUESTED] /*/
         Inventor(s): [CONFIDENTIAL TREATMENT REQUESTED] /*/


    9.   Patent Application identified as [CONFIDENTIAL TREATMENT REQUESTED] /*/
         Title:   [CONFIDENTIAL TREATMENT REQUESTED] /*/
         Inventor(s): [CONFIDENTIAL TREATMENT REQUESTED] /*/


    10.  Patent Application identified as [CONFIDENTIAL TREATMENT REQUESTED] /*/
         Title:   [CONFIDENTIAL TREATMENT REQUESTED] /*/
         Inventor(s): [CONFIDENTIAL TREATMENT REQUESTED] /*/




                                    EXHIBIT A
                                   (continued)

/*/ [CONFIDENTIAL TREATMENT REQUESTED] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE COMMISSION PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES AND EXCHANGE ACT OF 1934, AS AMENDED.

                        MUTUAL CONFIDENTIALITY AGREEMENT


                  This agreement is made and entered into effective as of July 13, 2001, by and between Presstek, Inc., having an office and place of business at 55 Executive Drive, Hudson, New Hampshire 03051-3907, USA (hereinafter referred to as "Presstek"); and Heidelberger Druckmaschinen Aktiengesellschaft, having an office and place of business at Kurfuerstenanlaga 52-60, DE-69115 Heidelberg, Germany (hereinafter "Heidelberg").

                  WHEREAS, Presstek and Heidelberg have disclosed to each other and may need to disclose hereafter certain confidential and proprietary information including trade secrets, know-how and other confidential technical and business information;

                  NOW, THEREFORE, in consideration of the mutual promises herein contained, the parties have agreed as follows:

                  1. Information communicated by one party (the "Disclosing Party") to the other (the "Receiving Party") which the Disclosing Party considers confidential shall, when communicated in documentary form or on computer tape or disc, be marked as "Confidential." In the event information is communicated orally or by transfer of non-documentary materials or by observation during visits to the Disclosing Party's facilities, the confidential nature of such information shall be confirmed to the Receiving Party in writing within twenty days after such disclosure. "Confidential Information" shall mean any and all information in any form with respect to the Disclosing Party's technical or business matters which are designated by the Disclosing Party as "confidential" in the manner set forth above.

                  2. The Receiving Party shall maintain all Confidential Information of the Disclosing Party in strict confidence, shall not publish, disseminate, disclose or otherwise make such Confidential Information available to any third party without

                                    EXHIBIT B
the prior written consent of the Disclosing party (and then only within the limits of such prior written consent), and shall not use such Confidential Information for any purpose other than in furtherance of business arrangement between the parties. The Receiving Party agrees to limit the dissemination of, and access to, the Confidential Information to employees of the Receiving Party (together with its legal and technical advisors) who have a "need to know" such information, provided that such employees or advisors shall have entered into appropriate confidentiality relationships with the Receiving Party so as to ensure that the Receiving Party has the legal right to implement the terms and conditions of this Confidentiality Agreement.

                  3. Notwithstanding paragraph 2 of this Confidentiality Agreement, the obligations of confidentiality and non-use on the part of the Receiving Party shall not apply to information which:

                           (a) the Receiving Party can establish was publicly
                  known or was known to the Receiving Party at the time of disclosure;

                           (b) becomes publicly known subsequent to the time of
                  disclosure, provided that such public knowledge is not the fault of, or the result of an improper disclosure by, the Receiving Party;

                           (c) is subsequently received by the Receiving Party
                  without a confidentiality obligation from a third party which has the right to disclose such information without a confidentiality obligation; or

                           (d) is required to be disclosed by applicable law,
                  regulation or legal process (whether by subpoena, civil investigative demand, or other similar process), provided that if the Receiving Party is so requested to disclose any of the Confidential Information the Receiving Party will in the first instance take all reasonable steps to prevent public disclosure of such Confidential Information and will provide the Disclosing Party with prompt notice of any such request of which the Receiving Party has knowledge so that the Disclosing Party may seek a protective order or other appropriate remedy, or may waive the Receiving Party's compliance with the provisions of this Confidentiality Agreement, as appropriate. Regardless of whether the Disclosing Party waives compliance with the terms hereof for the purpose of such disclosure, or whether a protective order or other appropriate remedy is obtained, the Receiving Party will furnish only that portion of the Confidential Information which is required to be disclosed by such applicable law, regulation or legal process.


                  4. At the request of the Disclosing Party at a time when such Confidential Information is no longer needed in connection with the parties' mutual business relations, all Confidential Information in any tangible form received by the Receiving Party and all documents, notes, sketches, proto-types, discs, tapes, records or other written materials prepared by the Receiving Party containing or reflecting such Confidential Information or abstracts or summaries thereof shall be promptly destroyed or returned to the Disclosing Party, together with all copies thereof, except that one copy of any such materials may be retained by outside counsel for the Receiving Party for archival purposes.

                  5. Nothing contained in this Confidentiality Agreement shall be construed as requiring either party to disclose any specific information to the other, nor as a grant by implication, estoppel or otherwise of any license to make, have made, use or sell any product or as a license under any patent, patent application, utility model, copyright, trade secret or any other proprietary right.

                  6. This Confidentiality Agreement shall be in force from the time it is signed by both parties for so long as the parties have a continuing business relationship and for a period of [CONFIDENTIAL TREATMENT REQUESTED] /*/ years thereafter, but in no event less than [CONFIDENTIAL TREATMENT REQUESTED] /*/ years from the date of this Confidentiality Agreement.

                  7. The parties acknowledge and agree that a breach of this Confidentiality Agreement by either of them may cause irreparable damage to the non-breaching party, that such damage would be difficult to measure, and

/*/ [CONFIDENTIAL TREATMENT REQUESTED] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE COMMISSION PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES AND EXCHANGE ACT OF 1934, AS AMENDED.

that such damage may not be adequately compensated by monetary damages. Consequently, the parties agree that each shall be entitled to equitable relief, including injunction and specific performance, in the event of any breach of the provisions of this Confidentiality Agreement, in addition to all remedies available to the parties at law or in equity.

                  8. This Confidentiality Agreement contains the entire agreement between the parties concerning disclosure and use of Confidential Information and cannot be altered except by an agreement between the parties in writing. This Confidential Agreement shall be interpreted in accordance with the laws of the State of New York, and all parties to this Confidentiality Agreement hereby subject themselves to the jurisdiction of the Courts of New York or the Courts of the United States sitting in New York to enforce the provisions of this Confidentiality Agreement.

                  IN WITNESS WHEREOF, the parties have caused this Confidentiality Agreement to be executed by their duly authorized representatives.

                     Presstek, Inc.


                     By: /s/ Robert Hallman
                        --------------------------------------------------------

                     Title: CEO
                           -----------------------------------------------------

                     Date: 7/25/01
                          ------------------------------------------------------



                     Heidelberger Druckmaschinen Aktiengesellschaft

                     By: /s/ Wirnt Galster
                        --------------------------------------------------------

                     Title: General Counsel
                           -----------------------------------------------------

                     Date: 7/26/01
                          ------------------------------------------------------

                           TRADEMARK LICENSE AGREEMENT

         This Agreement, dated as of the 13th day of July 2001, by and between:
PRESSTEK, INC., a corporation organized and existing under the laws of the State of Delaware, USA, located and doing business at 55 Executive Drive, Hudson, New Hampshire 03051-3907 (hereinafter, "PRESSTEK"); and Heidelberger Druckmaschinen Aktiengesellschaft, a corporation organized and existing under the laws of Germany, located and doing business at Kurfuerstenanlaga 52-60, DE- 69115 Heidelberg, Germany (hereinafter, "HEIDELBERG").

         WHEREAS, PRESSTEK is the owner of the trademark "DI" and the good will associated thereunder, including U.S. Trademark Registration No. 1,711,005 of September 1, 1992 for the trademark DI as applied to printing inks, printing presses and printing plates and applications and registrations in other countries (hereinafter, the "DI Mark");

         WHEREAS, PRESSTEK and HEIDELBERG are parties to an arbitration proceeding being conducted under the auspices of the International Chamber of Commerce, Court of Arbitration, [CONFIDENTIAL TREATMENT REQUESTED] /*/ which involves HEIDELBERG's use of the DI Mark among other issues (the "Arbitration");

         WHEREAS, the parties desire to settle the trademark-related controversy between them, including the trademark claims involved in the Arbitration, and, concurrent herewith, are executing a Settlement Agreement in the Arbitration;

                                    EXHIBIT C

/*/ [CONFIDENTIAL TREATMENT REQUESTED] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE COMMISSION PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES AND EXCHANGE ACT OF 1934, AS AMENDED.

         NOW, THEREFORE, in consideration of the foregoing and of the mutual promises hereinafter set forth and the exchange of other good and valuable consideration in a Settlement Agreement between the parties concerning the Arbitration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

                  1. GRANT OF LICENSE

                  PRESSTEK hereby grants to HEIDELBERG a [CONFIDENTIAL TREATMENT REQUESTED] /*/ nonexclusive, nontransferable license to use the DI Mark in connection with printing presses and imaging products (other than printing plates) and in the advertising and promotion of such products and related services.

                  2. HEIDELBERG COMPOSITE TRADEMARKS

                  HEIDELBERG shall have the right to use the DI Mark in combination with HEIDELBERG trademarks (such as SpeedMaster DI and QuickMaster
DI) (the "Composite Trademarks") throughout [CONFIDENTIAL TREATMENT REQUESTED] /*/ . HEIDELBERG shall have the right to own, in its own name, trademark applications and registrations for the Composite Trademarks where permitted by law. Except as expressly permitted in this Paragraph, HEIDELBERG will not apply to register any mark containing the DI Mark and will not oppose any such application[s] by PRESSTEK.

                  3. QUALITY

                  HEIDELBERG agrees that the nature and quality of the goods and services which it provides or renders under the DI Mark and the Composite Trademarks shall be of as high a quality as the goods and services which it has sold prior to the date hereof. PRESSTEK acknowledges that it has evaluated the nature and quality of

                                       -2-

/*/ [CONFIDENTIAL TREATMENT REQUESTED] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE COMMISSION PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES AND EXCHANGE ACT OF 1934, AS AMENDED.

HEIDELBERG's products and services and related advertising and promotion, and agrees that such quality is appropriate for goods and services sold under the DI Mark and the Composite Trademarks. PRESSTEK agrees that HEIDELBERG's continued use of the same or similar quality is in full compliance with the requirements of this License Agreement. Further, HEIDELBERG shall comply with all applicable laws and regulations and obtain all appropriate government approvals pertaining to the offering, sale, distribution and advertising of goods and services under the DI Mark and the Composite Trademarks.

                  4. TERM

                  Subject to Paragraph 5, this License shall continue in force and effect [CONFIDENTIAL TREATMENT REQUESTED] /*/ .


                  5. TERMINATION FOR CAUSE

                  PRESSTEK shall have the right to terminate this Agreement in the event of any affirmative act of insolvency by HEIDELBERG, or upon the appointment of any receiver or trustee to take possession of the properties of HEIDELBERG or upon the winding-up, sale, consolidation, merger or any sequestration by governmental authority of HEIDELBERG, or in the event of a material breach of HEIDELBERG's obligations under this Trademark License Agreement.

                  6. FURTHER ASSURANCES

                  The parties agree to take any actions or execute any documents reasonably requested by the other to fulfill the intentions of this Agreement.

                                       -3-

/*/ [CONFIDENTIAL TREATMENT REQUESTED] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE COMMISSION PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES AND EXCHANGE ACT OF 1934, AS AMENDED.

         INTERPRETATION OF AGREEMENT

                  It is agreed that this license shall be interpreted according to the laws of the State of New York and that it may not be modified except by a writing signed by both parties.

                  IN WITNESS WHEREOF, the parties hereto have caused this license to be executed as of the day and year first written above.

                                            Presstek, Inc.


                      By: /s/ Robert Hallman
                         -------------------------------------------------------

                      Title: CEO
                            ----------------------------------------------------

                      Date: 7/25/01
                           -----------------------------------------------------




                      Heidelberger Druckmaschinen Aktiengesellschaft

                      By: Wirnt Galster
                         -------------------------------------------------------

                      Title: General Counsel
                            ----------------------------------------------------

                      Date: 7/26/01
                           -----------------------------------------------------








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